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                                                                   EXHIBIT 10.22
                                    FORM OF
                      PRIVATE PLACEMENT PURCHASE AGREEMENT
                      ------------------------------------
                                                            April __, 1997
All-Comm Media Corporation
333 Seventh Avenue
New York, New York 10001

               re:  Purchase of Notes
                    -----------------

Gentlemen:

I. The undersigned ("Subscriber") has reviewed the filings which All-Comm Media Corporation (the "Company") has made with the Securities Exchange Commission during the past 12 months. The Company represents and warrants to the Subscriber that all such filings are correct and accurate in all material respects and in all material respects state all facts necessary to make such filings not misleading. Subscriber has had the opportunity to discuss the Company's affairs with the Company's officers.

II.  Sale of Notes.

     A. The Company hereby sells to Subscriber, and Subscriber hereby purchases from the Company the principal amount of Convertible Notes ("Notes") set forth opposite its name below. The purchase price for each Note is equal to the principal amount thereof and is payable in cash concurrently with the execution and delivery hereof.

     B. The Notes are in the form of Exhibit A annexed hereto.

     C. The term "Purchasers" as used herein means subscribers who in the aggregate are on this day purchasing Notes in the aggregate principal amount of $________ under agreements of the same tenor as this Agreement.

III. The Company shall forthwith pay to Mueller Trading Company a finders fee equal to 7% of all cash amounts paid by Purchasers for the Notes.

IV. The prior written consent of the holders of a majority in interest of the Notes shall be required before the Company effects any offering of securities under Regulation D or Regulation S or under any other exemption from registration requirements under the Securities Act of 1933. This paragraph shall cease to be effective on the later to occur of December 31, 1997 or the 90th day after the effectiveness of the Registration Statement (as hereinafter defined).

V.  Registration.

    A. The Company will file before the 30th day after the date of this Agreement, a registration statement on Form S-3 (the "Registration Statement") for the public sale by Subscriber of the shares which are issuable on conversion of the Notes. The shares to be covered by the Registration Statement are collectively referred to as the "registered shares."

    B. The Company shall use its diligent efforts to cause the Registration Statement to become effective not later than 90 days after the date of filing, and to remain effective for two years. The registration shall be accompanied by blue sky clearances in such states as Subscriber may reasonably request.

    C. The Company shall pay all expenses of the registration hereunder, other than Subscriber's underwriting discounts.

    D. The Company shall supply to Subscriber a reasonable number of copies of all registration materials and prospectuses. The Company and Subscriber shall execute and deliver to each other indemnity agreements which are conventional in registered offerings of this type. The Subscriber shall reasonably cooperate with the Company in the preparation and filing of the Registration Statement and appropriate amendments thereto.

    E. Subscriber may transfer a proportionate part of its registration rights to transferees of the Notes or portions thereof.

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VI.  Certain Representations.

     A. Subscriber represents and warrants that it is purchasing the Notes solely for investment solely for its own account and not with a view to or for the resale or distribution thereof.

     B. Subscriber understands that it may sell or otherwise transfer the Notes or the shares issuable on conversion of the Notes only if such transaction is duly registered under the Securities Act of 1933, as amended, under the Registration Statement or otherwise, or if Subscriber shall have received the favorable opinion of counsel to the holder, which opinion shall be reasonably satisfactory to counsel to the Company, to the effect that such sale or other transfer may be made in the absence of registration under the Securities Act of 1933, as amended, and registration or qualification in every applicable state. The certificates representing the aforesaid securities will be legended to reflect these restrictions, and stop transfer instructions will apply. Subscriber realizes that the Notes are not a liquid investment.

     C. Subscriber has not relied upon the advice of a "Purchaser
     Representative" (as defined in Regulation D of the Securities Act) in evaluating the risks and merits of this investment. Subscriber has the knowledge and experience to evaluate the Company and the risks and merits relating thereto.

     D. Subscriber represents and warrants that Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act of 1933, as amended, and shall be such on the date any shares are issued to the holder; Subscriber acknowledges that Subscriber is able to bear the economic risk of losing Subscriber's entire investment in the shares and understands that an investment in the Company involves substantial risks; Subscriber has the power and authority to enter into this agreement, and the execution and delivery of, and performance under this agreement shall not conflict with any rule, regulation, judgment or agreement applicable to the Subscriber; and Subscriber has invested in previous transactions involving restricted securities.

VII. This Agreement may not be changed or terminated except by written agreement. It shall be binding on the parties and on their personal representatives and permitted assigns. It sets forth all agreements of the parties. It shall be enforceable by decrees of specific performance (without posting bond or other security) as well as by other available remedies.

VIII. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada. The federal and state courts sitting in the State of Nevada shall have exclusive jurisdiction over all matters relating to this Agreement. Trial by jury is expressly waived.

IX. All notices, requests, service of process, consents, and other communications under this Agreement shall be in writing and shall be deemed to have been delivered (i) on the date personally delivered, or (ii) one day after properly sent by Federal Express, addressed to the respective parties at their address set forth in this Agreement, or (iii) upon being transmitted by facsimile so long as a confirmation copy is simultaneously forwarded by Federal Express, in each case addressed to the respective parties at their address set forth in this Agreement. Either party hereto may designate a different address by providing written notice of such new address to the other party hereto as provided above.

X. Each party hereto shall be responsible for its own expenses with regard to the negotiation and execution of this Agreement.

SUBSCRIBER:_____________________        AGREED:
           Signature                    ALL-COMM MEDIA CORPORATION

type or print name:_____________

Address:________________________        By:_____________________________

Fax No._________________________        Title:

Social Security No:_____________

Principal Amount of Notes:  $_____________

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                                   EXHIBIT A

THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED, DISPOSED OF OR OFFERED FOR SALE, IN WHOLE OR IN PART, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT COVERING THIS NOTE AND/OR THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ALL-COMM MEDIA CORPORATION, THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

$__________________

                               CONVERTIBLE NOTE
                                 (the "Note")
                          ALL-COMM MEDIA CORPORATION

     ALL-COMM MEDIA CORPORATION, a Nevada corporation (hereinafter called the "Corporation"), for value received, hereby promises to pay to the order of ________________________ (hereinafter the "Holder") the principal sum of $__________ on April 15, 1999, together with interest accruing at the rate of 6% per annum and payable at maturity or, if earlier, upon conversion. Principal and interest shall be payable at the address of the Holder.

I. This Note is one of a duly authorized issue of Convertible Notes of the Corporation (designated herein as the "Notes"), and is being issued under Private Placement Purchase Agreements of similar tenor between the Corporation and the Holder (the "Subscription Agreement"). The Holders of the Notes are referred to herein collectively as "Purchasers."

II.  Conversion Rights.

     A. The Holder shall have the right at any time or times prior to maturity, in its sole discretion, to convert the principal amount of this Note and/or the accrued interest thereon, in whole or in part, into a number of shares (the "Conversion Shares") of the Corporation's common stock (the "Common Stock" equal to the amount converted divided by the Conversion Price. The Conversion Price means a price per share equal to the lesser of $2.50 per share or 83% of the average closing bid price of the Common Stock during the last five trading days prior to conversion.

     B. The Note shall be convertible at any time only to the extent that Holder would not as a result of such exercise beneficially own more that 4.99% of the then outstanding Common Stock. Beneficial ownership shall be defined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. The opinion of counsel to Holder shall prevail in the event of any dispute on the calculation of Holder's beneficial ownership.

     C. In the event that the Holder elects to exercise its conversion rights hereunder, it shall give to the Corporation written notice of such election (which may be by fax) and shall surrender this Note to the Corporation for cancellation against payment of interest accrued through the date of conversion. Conversion shall be effective upon such notice provided that the Note is surrendered within a reasonable time thereafter.

     D. In the event that the Holder proposes to convert all or any portion of the principal or interest of this Note at a time when the conversion price would be less than $1.50, the Corporation shall at its option be entitled to redeem all or any portion of the Note proposed to be converted. Such option shall be exercisable by paying to the Holder, within three business days after the date of such proposed conversion, 117% of the amount of principal proposed to be converted and 117% of the amount of interest proposed to be converted.

     E. The Corporation shall at all times reserve and keep available out of its authorized and unissued common shares, solely for issuance upon the conversion of the Note as herein provided, such number of common shares as shall from time to time be issuable upon the conversion of the Note.

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III.  Adjustments to Conversion Rights.

      A. In case the Corporation shall issue common stock as a dividend upon common stock or in payment of a dividend thereon, shall subdivide the number of outstanding shares of its common stock into a greater number of shares or shall contract the number of outstanding shares of its common stock into a lesser number of shares, the number of Conversion Shares to which the Holder is entitled to receive pursuant to Section 2 shall be adjusted, effective at the close of business on the date such common shares are to be issued, so that the Conversion Shares shall be equal to the product obtained by multiplying the Conversion Shares in effect immediately prior to the close of business on such date by a fraction, the denominator of which shall be the number of shares of common stock outstanding immediately prior to such dividend, subdivision, or contraction, and the numerator of which shall be the number of shares of common stock outstanding immediately after such dividend, subdivision or contraction.

      B. If any capital reorganization or reclassification of the common stock, or consolidation, or merger of the Corporation with or into another corporation, or the sale or conveyance of all or substantially all of its assets to another corporation shall be effected, then, as a condition precedent of such reorganization or sale, the following provision shall be made: The Holder of the Note shall from and after the date of such reorganization or sale have the right to receive (in lieu of the shares of common stock of the Corporation immediately theretofore receivable with respect to such Note, upon the exercise of conversion rights), such shares of stock, securities or assets as would have been issued or payable with respect to or in exchange for the number of outstanding shares of such common stock immediately theretofore receivable with respect to such Note. In any such case, appropriate provision shall be made with respect to the rights and interests of the Holders to the end that such conversion rights (including, without limitation, provisions for appropriate adjustments) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise thereof.

IV. Registration Rights and Certain Remedies. The Subscription Agreements provide for the filing by the Company of a registration statement for the sale of the shares issuable on conversion of this Note. Notwithstanding anything to the contrary set forth herein: if the registration statement hereinafter referred to is not effective by the 110th day after the date hereof, then, in addition to the Subscriber's other remedies:

      A. the interest rate under the Notes shall be increased to 18% per annum (or, if less, the highest rate permitted by law) until the registration statement is declared effective, and

      B. at Subscriber's option, the Notes shall not be repaid by the Company and shall remain convertible and accrue interest, until such date as is designated by Subscriber but not later than 180 days after the effectiveness of the registration statement.

V. Purchase for Investment. The Holder, by acceptance hereof, acknowledges that the Note (and the Common Stock into which the Note is convertible) has not been registered under the Act, covenants and agrees with the Corporation that such Holder is taking and holding this Note (and the Common Stock into which the Note is convertible) for investment purposes and not with a view to, or for sale in connection with, a distribution thereof and that this Note (and the Common Stock into which the Note is convertible) may not be assigned, hypothecated or otherwise disposed of in the absence of an effective registration statement under the Act or an opinion of counsel for the Holder, which counsel shall be reasonably satisfactory to the Corporation, to the effect that such disposition is in compliance with the Act, and represents and warrants that such Holder is an "accredited investor" that such Holder has, or with his representative has, such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks in respect of this Note (and the Common Stock into which the Note is convertible) and is able to bear the economic risk of such investment.

VI.   Events of Default and Acceleration of the Note.

An "event of default" with respect to this Note shall exist if any of the following shall occur:

      A. The Corporation shall breach or fail to comply with any provision of this Note and such breach or failure shall continue for thirty (30) days after written notice by any Holder of any Note to the Corporation.

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

      B. A receiver, liquidator or trustee of the Corporation or of a substantial part of its properties shall be appointed by court order and such order shall remain in effect for more than sixty (60) days; or the Corporation shall be adjudicated bankrupt or insolvent; or a substantial part of the property of the Corporation shall be sequestered by court order and such order shall remain in effect for more than sixty (60) days; or a petition to reorganize the Corporation under any bankruptcy, reorganization or insolvency law shall be filed against the Corporation and shall not be dismissed within sixty (60) days after such filing.

      C. The Corporation shall file a petition in voluntary bankruptcy or request reorganization under any provision of any bankruptcy, reorganization or insolvency law, or shall consent to the filing of any petition against it under any such law.

      D. The Corporation shall make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or consent to the appointment of a receiver, trustee or liquidator of the Corporation, or of all or any substantial part of its properties.

If an event of default shall occur, the Holder may, in addition to such Holder's other remedies, by written notice to the Corporation, declare the principal amount of this Note, together with all interest accrued thereon, to be due and payable immediately. Upon any such declaration, such amount shall become immediately due and payable and the Holder shall have all such rights and remedies provided for under the terms of this Note and the Stock Pledge Agreement.

VII.  Miscellaneous.

      A. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telegram, recognized overnight mail carrier, telex or other standard form of telecommunications, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows: (a) if to the Holder, to such address as such Holder shall furnish to the Corporation in accordance with this Section, or (b) if to the Corporation, to it at its headquarters office, or to such other address as the Corporation shall furnish to the Holder in accordance with this Section.

      B. THIS NOTE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

      C. The Corporation waives protest, notice of protest, presentment, dishonor, notice of dishonor and demand.

      D. If any provision of this Note shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein.

      E. The waiver of any event of default or the failure of the Holder to exercise any right or remedy to which it may be entitled shall not be deemed a waiver of any subsequent event of default or of the Holder's right to exercise that or any other right or remedy to which the Holder is entitled.

      F. The Holder of this Note shall be entitled to recover his legal and other costs of collecting on this Note, and such costs shall be deemed added to the principal amount of this Note.

      G. In addition to all other remedies to which the Holder may be entitled hereunder, Holder shall also be entitled to decrees of specific performance without posting bond or other security.

IN WITNESS WHEREOF, the Corporation has caused this Note to be duly executed on the date first written above.

ATTEST:                                     ALL-COMM MEDIA CORPORATION .
______________________________              By: ________________________________
Name:                                       Name:
Title:                                      Title:

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